UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 7, 2012
DISH NETWORK CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	0-26176	88-0336997
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

9601 S. MERIDIAN BLVD.
ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)
(303) 723-1000
(Registrant’s telephone number, including area code)
DISH DBS CORPORATION
(Exact name of registrant as specified in its charter)

COLORADO	333-31929	84-1328967
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

9601 S. MERIDIAN BLVD.
ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)
(303) 723-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On February 7, 2012, DISH Network Corporation issued the attached press release regarding Canadian approval of the TerreStar license transfer request.  A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01.                      Financial Statements and Exhibits.

Exhibit 99.1	Press Release “DISH Network Statement on Canadian Approval of TerreStar License Transfer”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DISH NETWORK CORPORATION DISH DBS CORPORATION
Date: February 7, 2012	By:	/s/ R. Stanton Dodge
R. Stanton Dodge
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release "DISH Network Statement on Canadian Approval of TerreStar License Transfer"

EXHIBIT 99.1

DISH Network Statement on Canadian Approval of TerreStar License Transfer

Englewood, Colo., Feb. 7, 2012 – DISH Network Corporation (Nasdaq: DISH) issued the following statement today regarding Canadian approval of the TerreStar license transfer request:

“DISH is pleased to announce that Industry Canada has approved the transfer of the Canadian spectrum licenses held by TerreStar to DISH.  In granting its approval, Industry Canada reached the conclusion that the transfer would be in the public interest in light of ‘the capacity that would be available in Canada,’ among other reasons.

U.S. bankruptcy courts approved DISH's acquisition of the spectrum licenses held by TerreStar and DBSD in the middle of 2011.

DISH is prepared to immediately close both transactions upon receiving Federal Communications Commission approval of the transactions and associated waiver requests, which will enable DISH to move forward with its planned wireless initiatives.

DISH believes that immediate Commission approval will be a win for consumers, competition, infrastructure investment, and American jobs.”

About DISH Network

DISH Network Corporation (NASDAQ: DISH), through its subsidiary DISH Network L.L.C., provides approximately 13.945 million satellite TV customers, as of Sept. 30, 2011, with the highest quality programming and technology with the most choices at the best value, including HD Free for Life. Subscribers enjoy the largest high definition line-up with more than 200 national HD channels, the most international channels, and award-winning HD and DVR technology. DISH Network's subsidiary, Blockbuster L.L.C., delivers family entertainment to millions of customers around the world. DISH Network Corporation is a Fortune 200 company. Visit www.dish.com.

Press Contact: Marc Lumpkin, 720-514-5351, press@dish.com